1985 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
FOR INTEGRATED DEVICE TECHNOLOGY, INC.

(Amended and Restated Effective as of August 25, 1993)


TABLE OF CONTENTS

							   Page


	1.      Purpose                                      1

	2.      Definitions                                  1

	3.      Administration                               2

	4.      Eligibility                                  3

	5.      Shares Available                             3

	6.      Term                                         4

	7.      Stock Options                                4

	8.      Exercise of Stock Options Upon
       		Termination of Employment.                   5

	9.      Nonassignability                             5

	10.     Accelerated Vesting                          5

	11.     Adjustment of Shares Available               6

	12.     Payment of Withholding Taxes                 7

	13.     Amendments                                   7

	14.     Regulatory Approvals and Listings            7

	15.     No Right to Continued Employment or Grants   8

	16.     Governing Law                                8

	17.     Execution                                    8



1985 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
FOR INTEGRATED DEVICE TECHNOLOGY, INC.

(Amended and Restated Effective as of August 25, 1993)

	1.      Purpose

	The purpose of this amended and restated Plan is to increase the number of shares of Common Stock available for Awards, to comply with applicable law and to provide a long-term incentive vehicle under which stock options may be granted to employees of the Company and its Subsidiaries to promote the Company's success.

	2.      Definitions

	A.      "Award" means a stock option granted under the Plan.

	B. "Award Notice" means any written notice from the Company to a Participant or an agreement between the Company and a Participant that establishes the terms applicable to an Award.

	C. "Board of Directors" means the Board of Directors of the Company.

	D.      "Code" means the Internal Revenue Code of 1986, as amended.

	E. "Committee" means the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.

	F. "Common Stock" means common stock of the Company, par value of $0.001.

	G. "Company" means Integrated Device Technology, Inc., a Delaware corporation.

	H.      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

	I. "Fair Market Value" means the closing price of a share of the Company's Common Stock, on the principal exchange which the shares of the Company's Common Stock are trading, on the trading day immediately preceding the date on which the Fair Market Value is determined.

	J. "Key Employee" means any employee of the Company or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Company. "Key Employee" also means a nonemployee consultant to the Company or any Subsidiary who is not an "insider" under
		 Section 16 of the Exchange Act with respect to the Company, as determined by the Committee. Notwithstanding Section 7.A., a Key Employee who is a consultant may not receive an Award that is an incentive stock option.

	K. "Participant" means any Key Employee to whom an Award is granted under the Plan.

	L. "Plan" means this Plan, which shall be known as the 1985 Incentive and Nonqualified Stock Option Plan For
		 Integrated Device Technology, Inc., as amended and restated.

	M. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

	N. "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and which the Board of Directors has designated as a Subsidiary for purposes of the Plan.

	3.      Administration

	A. The Committee shall have the authority to administer the Plan in its sole discretion. To this end, the Committee is authorized to:

		(i)     construe and interpret the Plan;

		(ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

		(iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Key Employees who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, including accelerating the vesting of Awards, and the designation of stock options as incentive stock options or nonstatutory stock options;

		(iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

		(v) determine whether Awards will be granted in replacement of other grants under an incentive or compensation plan of an acquired business unit;

		(vi) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Notice; and

		(vii) take any and all other actions it deems necessary or advisable for the proper administration of the Plan.

	B. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

	C. The Committee may adopt such Plan amendments, procedures, regulations, subplans and the like as it deems necessary to enable Key Employees who are foreign nationals or employed outside the United States to receive Awards.

	D. The Committee may at any time, and from time to time, amend or cancel any outstanding Award but only with the consent of the person to whom the Award was granted.

	4.      Eligibility
		Any Key Employee is eligible to become a Participant in the Plan.

	5.      Shares Available

	A. Subject to Section 11, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 7,750,000.

	B. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the 7,750,000 maximum limitation shares of Common Stock subject to Awards.
		If any Award is forfeited or terminates for any reason before being exercised, then the shares of Common Stock subject to such Award shall again become available for future Awards under the Plan.

	C. The shares of Common Stock available under the Plan may be authorized and unissued shares or treasury shares.

	6.      Term

	The amended and restated Plan shall become effective upon approval by the Company's shareholders not later than the 1993 annual meeting of shareholders, and shall continue in effect until May, 1995.

	7.      Stock Options

	A. Stock options may be incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options (i.e., stock options which are not incentive stock options).

	B. Subject to Section 7.C., options shall be in such form and contain such terms as the Committee deems appropriate.
		While the terms of options need not be identical, each option shall be subject to the following terms:

	(i) The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the shares of Common Stock on the date of the grant.

	(ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the exercise price may be paid by delivery of Common Stock already owned by the Participant and valued at its Fair Market Value or any combination of the foregoing methods of payment. In addition, payment may be made by the delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Company to sell Common Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

	(iii) The term of an option may not be greater than 10 years from the date of the grant.

	 (iv) Neither a person to whom an option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any shares subject to such option unless and until such person has exercised the option.

	C. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the Award of an incentive stock option unless
		(a) the exercise price under such incentive stock option is at least 110 percent of the Fair Market Value of share of Common Stock on the date of grant and (b) such incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

	8.      Exercise of Stock Options Upon Termination of Employment

		Each Award Notice for options shall set forth the extent to which the Participant shall have the right to exercise the Award following termination of the Participant's employment with the Company and its Subsidiaries.
		Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

	9.      Nonassignability

		The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the applicable laws of descent and distribution in the event of the Participant's death. Subject to Section 3.A.(iv), during the lifetime of the person to whom an Award is granted, he or she alone may exercise it. No Participant may create a lien on any funds, securities, rights or other property to which he or she may have an interest under the Plan, or which is held by the Company for the account of the Participant under the Plan.

	10.     Accelerated Vesting

		In the event of a Change in Control (as defined below) of the Company, all outstanding Awards, notwithstanding the terms of the Awards, shall become fully exercisable, with respect to the events described in clauses (i), (ii) or (iii) of this Section 10, one day prior to the effective date of the Change in Control and, with respect to an event described in clause (iv) of this Section 10, fifteen days following the effective date of the Change in Control, unless a majority of the Continuing Directors (as defined below) determine that such Change in Control is in the best interests of the Company and its shareholders. For purposes of this Section 10 a Change in Control shall be deemed to occur if (i) any person or entity, including any combination or group acting in concert (an "Acquiring Entity"), other than a Subsidiary of the Company, shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination, and the Common Stock of the Company shall remain outstanding and shall not be changed or exchanged, (ii) the Company shall consolidate with, or merge with and into, any Acquiring Entity
		(other than a Subsidiary of the Company) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (iii) any Acquiring Entity (other than a Subsidiary of the Company) shall consolidate with the Company, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger, and in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed or exchanged for stock or other securities of any other Acquiring Entity or cash or any other property, or (iv) any Acquiring Entity shall become, in one transaction or a series of transactions, the beneficial owner of 15% or more of the shares of outstanding capital stock of the Company entitled to vote generally in the election of directors.
		For the purposes of this Section 10, Continuing Director shall mean (i) any member of the Board of Directors of the Company who is not an Acquiring Entity or an affiliate or associate of an Acquiring Entity, or a representative of an Acquiring Entity or of any such affiliate or associate, and who was a member of the Board of Directors prior to January 28, 1989, or (ii) any person who subsequently becomes a member of the Board of Directors, while a member, who is not an Acquiring Entity, or an affiliate or associate of an Acquiring Entity, or a representative of an Acquiring Entity or of any such affiliate or associate, if such person's nomination for election or election to the Board of Directors is recommended or approved by a majority of the Continuing Directors.

	11.     Adjustment of Shares Available

	A. If there shall be any change in the Common Stock subject to this Plan or the Common Stock subject to any Award granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the corporate structure of the Company, appropriate adjustments will be made by the Committee in the aggregate number of shares subject to this Plan and the number of shares and the price per share subject to outstanding Awards in order to preserve, but not to increase, the benefits of the Participant.

	B. Subject to Section 10, in the event of a dissolution or liquidation of the Company or a merger, consolidation or other reorganization, each outstanding Award shall be treated in accordance with the terms of the agreement of merger, consolidation or reorganization, which may provide for the full vesting, redemption, cancelation or assumption of such Awards; provided, however, that in the absence of such terms, each outstanding Award shall be treated as determined by the Committee in its sole discretion.

	12. Payment of Withholding Taxes

	    To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise by reason of an Award. The Committee shall not be required to issue any Common Stock under the Plan until such obligations are satisfied.

	    The Committee may permit a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of any Common Stock that otherwise would be issued to him or her or by surrendering a portion of any Common Stock that previously were issued to him or her.
	    Such Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.
	    The payment of withholding taxes by assigning Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

	13. Amendments

	    The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award Notice or Award granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

	14. Regulatory Approvals and Listings

	    Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates of Common Stock under the Plan prior to

	    A.obtaining approval from any governmental agency which the Company determines is necessary or advisable,

	    B.admitting such shares to listing on any stock exchange on which the Common Stock may be listed and

	    C.completing any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

	15. No Right to Continued Employment or Grants

	    Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary, and a Key Employee may be terminated at any time and for any reason. Further, the adoption of this Plan shall not be deemed to give any Key Employee or other individual the right to be selected as a Participant or to be granted an Award.


	16. Governing Law

	    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

	17. Execution

	    To record the adoption of this amended and restated Plan, the Company has caused its authorized officer to execute the same this ___ day of _________, 1993.




                                       					By___________________________
                                       					       Jack Menache

                                      					     Its Vice President,
                                       					General Counsel and Secretary



















1985 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
FOR INTEGRATED DEVICE TECHNOLOGY, INC.
(Amended and Restated as of August 25, 1993)


	The 1985 Incentive and Nonqualified Stock Option Plan for
	Integrated Device Technology, Inc.
	(Amended and Restated as of August 25, 1993) is amended in the following respects:

	1. Shares Available. Section 5(A) is amended to read, in its entirety, as follows:

		"Subject to Section 11, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 8,525,000."

		Section 5(B) is amended to read, in its entirety, as follows:

		"For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the 8,525,000 maximum limitation shares of Common Stock subject to Awards.
		If any Award is forfeited or terminates for any reason before being exercised, then the shares of Common Stock subject to such Award shall again become available for future Awards under the Plan."

	2. Effective Date. This First Amendment is effective this 19th day of October, 1993.

		This First Amendment is adopted this 19th day of October, 1993.



INTEGRATED DEVICE TECHNOLOGY, INC.



By _________________________

As Its _____________________










                                     					By___________________________
                                     					       Jack Menache

                                  					     Its Vice President,
                                    					General Counsel and Secretary



                               INTEGRATED DEVICE TECHNOLOGY
                             NOTICE OF GRANT OF STOCK OPTIONS
                                    AND GRANT AGREEMENT







ID:

You have been granted an Employee Stock Option to purchase
Common Stock of Integrated Device Technology, Inc. as follows:

        Non-Qualified Stock Option Grant No.
        Date of Grant
        Stock Option Plan                        85

        Option Price per Share
        Total Number of Shares Granted
        Total Price of Shares Granted




By our signatures we agree that this option is granted under and governed by the terms of the Integrated Device Technology, Inc. 1985 Employee Stock Option Plan. The term of this option is Ten (10) years from the Grant Date. This option shall be exercisable in accordance with the schedule on the attached Grant Summary.





_____________________________________           __________________
For INTEGRATED DEVICE TECHNOLOGY                Date



_____________________________________           __________________
Optionee                                        Date